Exhibit 99.2

H.J. Heinz Company
Reported Income Statement*

Continuing Operations

(In Millions, Except per Share Amounts)	2009	2010	2011	Q112	Q212	Q312	Q412	2012	Q113

Category Sales:
Ketchup and Sauces	$4,251.6	$4,446.9	$4,608.0	$1,310.5	$1,268.3	$1,261.6	$1,392.2	$5,232.6	$1,319.3
Meals and Snacks	4,127.6	4,193.2	4,207.8	991.5	1,090.5	1,188.7	1,135.7	4,406.3	970.7
Infant/Nutrition	1,105.3	1,158.0	1,175.4	322.1	301.5	280.3	328.3	1,232.2	296.7
Other	429.6	600.5	641.0	208.6	153.7	170.2	172.3	704.7	204.6
Total Sales	9,914.1	10,398.6	10,632.2	2,832.6	2,814.0	2,900.7	3,028.6	11,575.9	2,791.2
Cost of products sold	6,366.5	6,630.3	6,684.9	1,849.0	1,846.3	1,860.9	2,027.9	7,584.1	1,789.2
Gross Profit	3,547.5	3,768.2	3,947.3	983.6	967.7	1,039.8	1,000.7	3,991.8	1,002.0
Gross Margin	35.8%	36.2%	37.1%	34.7%	34.4%	35.8%	33.0%	34.5%	35.9%
Selling, general and adminstrative expenses	2,052.8	2,223.1	2,291.6	613.1	609.5	615.4	699.2	2,537.1	591.7
Operating Income	1,494.7	1,545.2	1,655.7	370.5	358.1	424.5	301.6	1,454.7	410.3

Net Interest Expense	275.5	250.6	252.8	61.2	66.0	66.0	66.3	259.5	65.0
Other Income/(Expense), net	92.9	(18.2)	(21.2)	(2.3)	1.2	(2.7)	(4.5)	(8.2)	2.3
Income from Continuing Operations before income taxes	1,312.1	1,276.4	1,381.7	307.1	293.4	355.8	230.7	1,187.0	347.6
Provision for income taxes	372.5	353.3	370.8	71.5	53.0	67.3	53.1	244.8	61.6
Income from continuing operations	939.6	923.1	1,010.9	235.6	240.4	288.5	177.7	942.1	286.0
Loss from discontinued operations, net of tax	(1.6)	(40.7)	(5.0)	(0.6)	(0.3)	(1.3)	(0.1)	(2.2)	(21.3)
Net Income	938.0	882.3	1,005.9	235.0	240.1	287.2	177.6	939.9	264.7
Less: Net income attributable to the noncontrolling interest	(14.9)	(17.5)	(16.4)	(8.8)	(3.1)	(2.5)	(2.2)	(16.7)	(6.7)
Net income attributable to H.J. Heinz Company	$923.1	$864.9	$989.5	$226.1	$237.0	$284.7	$175.3	$923.2	$258.0

Income/(loss) per common share - Diluted
Continuing operations	$2.89	$2.84	$3.07	$0.70	$0.73	$0.88	$0.54	$2.86	$0.87
Discontinued operations	(0.01)	(0.13)	(0.02)	-	-	-	-	(0.01)	(0.07)
Net Income	$2.89	$2.71	$3.06	$0.70	$0.73	$0.88	$0.54	$2.85	$0.80

Average common shares outstanding - diluted	318.1	318.1	323.0	324.2	323.6	322.7	322.6	323.3	322.8

Income/(loss) per common share - Basic
Continuing operations	$2.93	$2.86	$3.10	$0.70	$0.74	$0.89	$0.55	$2.88	$0.87
Discontinued operations	(0.01)	(0.13)	(0.02)	-	-	-	-	(0.01)	(0.07)
Net Income	$2.93	$2.73	$3.09	$0.70	$0.74	$0.89	$0.55	$2.87	$0.81

Average common shares outstanding - basic	313.7	315.9	320.1	321.4	320.9	320.2	320.1	320.7	320.3

* Amounts as reported in accordance with U.S. GAAP. Fiscal 2012 includes charges for productivity initiatives treated as special items.
(Totals may not add due to rounding)

H. J. Heinz Company
Continuing Operations, Excluding Charges for Productivity Initiatives

(In Millions, Except per Share Amounts)	2009	2010	2011	Q112	Q212	Q312	Q412	2012	Q113

Reported results from continuing operations

Net Sales	$9,914.1	$10,398.6	$10,632.2	$2,832.6	$2,814.0	$2,900.7	$3,028.6	$11,575.9	$2,791.2

Gross Profit	$3,547.5	$3,768.2	$3,947.3	$983.6	$967.6	$1,039.8	$1,000.7	$3,991.8	$1,002.0
Charges for productivity initiatives (a)	-	-	-	31.4	27.5	22.2	58.7	139.8	-
Gross Profit excluding charges for productivity initiatives	$3,547.5	$3,768.2	$3,947.3	$1,015.0	$995.1	$1,062.1	$1,059.5	$4,131.6	$1,002.0

Operating Income	$1,494.7	$1,545.2	$1,655.7	$370.5	$358.1	$424.5	$301.6	$1,454.7	$410.3
Charges for productivity initiatives (a)	-	-	-	40.5	37.3	33.8	112.7	224.3	-
Operating income excluding charges for productivity initiatives	$1,494.7	$1,545.2	$1,655.7	$411.0	$395.5	$458.3	$414.3	$1,679.0	$410.3

Income from continuing operations attributable to H.J. Heinz Company	$924.7	$905.6	$994.5	$226.7	$237.3	$286.0	$175.4	$925.4	$279.4
Charges for productivity initiatives (a)	-	-	-	28.4	25.5	22.8	86.1	162.9	-
Income from continuing operations attributable to H.J. Heinz Company excluding charges for productivity initiatives	$924.7	$905.6	$994.5	$255.2	$262.8	$308.7	$261.6	$1,088.3	$279.4

Diluted earnings per share from continuing operations attributable to H.J. Heinz Company	$2.89	$2.84	$3.07	$0.70	$0.73	$0.88	$0.54	$2.86	$0.87
Charges for productivity initiatives (a)	-	-	-	0.09	0.08	0.07	0.27	0.50	-
Diluted earnings per share from continuing operations attributable to H.J. Heinz Company excluding charges for productivity initiatives	$2.89	$2.84	$3.07	$0.79	$0.81	$0.95	$0.81	$3.36	$0.87

(a) Includes charges related to global workforce reductions, factory exits and other implementation costs such as professional fees, contract termination and relocation costs for the establishment of the European supply chain hub in the Netherlands and to improve global manufacturing efficiencies.

Fiscal year 2012 contains special items. Please refer to published financial statements for further information.
(Totals may not add due to rounding)

H. J. Heinz Company
Sales Variance Analysis

Continuing Operations
(Dollars in Millions)	2009	2010	2011	Q112	Q212	Q312	Q412**	2012**	Q113

Net external sales:
North American Consumer Products	$3,136.0	$3,192.2	$3,265.9	$774.6	$794.3	$829.9	$842.8	$3,241.5	$758.9
Europe	3,329.0	3,332.6	3,236.8	837.8	844.2	854.7	904.6	3,441.3	777.9
Asia / Pacific	1,627.4	2,007.3	2,320.8	670.8	592.8	632.1	673.0	2,568.7	657.9
U.S. Foodservice	1,353.6	1,333.1	1,339.1	308.0	334.4	342.1	361.2	1,345.8	315.3
Rest of World	468.0	533.4	469.7	241.4	248.2	241.9	247.0	978.6	281.2
Sales (Net Revenue)	$9,914.1	$10,398.6	$10,632.2	$2,832.6	$2,814.0	$2,900.7	$3,028.6	$11,575.9	$2,791.2

Sales Variance by Segment:

North American Consumer Products:
Volume	(0.4%)	(1.5%)	2.0%	(3.1%)	(2.4%)	(2.0%)	(1.7%)	(2.3%)	(0.1%)
Price	6.8%	1.9%	(1.1%)	3.1%	2.7%	3.3%	2.1%	2.8%	1.0%
Acquisition	0.0%	0.2%	0.2%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Divestiture	0.0%	0.0%	0.0%	0.0%	(2.0%)	(2.1%)	(2.2%)	(1.6%)	(1.8%)
Exchange	(2.3%)	1.3%	1.1%	1.6%	0.6%	(0.3%)	(0.4%)	0.3%	(1.1%)
Total Change in Net Sales	4.1%	1.8%	2.3%	1.7%	(1.1%)	(1.1%)	(2.2%)	(0.7%)	(2.0%)
Total Organic Growth (a)	6.4%	0.4%	0.9%	0.0%	0.3%	1.3%	0.4%	0.5%	0.9%

Europe:
Volume	(0.5%)	(0.9%)	(0.4%)	2.2%	(2.1%)	1.0%	1.6%	0.6%	(0.9%)
Price	7.1%	2.4%	1.0%	2.7%	5.0%	3.4%	3.7%	3.7%	2.9%
Acquisition	2.6%	0.6%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Divestiture	0.0%	(0.1%)	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	(0.4%)
Exchange	(11.8%)	(1.9%)	(3.5%)	12.6%	2.9%	(1.6%)	(4.1%)	1.9%	(8.8%)
Total Change in Net Sales	(2.6%)	0.1%	(2.9%)	17.5%	5.8%	2.7%	1.2%	6.3%	(7.2%)
Total Organic Growth (a)	6.6%	1.5%	0.6%	4.9%	2.9%	4.4%	5.3%	4.3%	2.0%

Asia/Pacific:
Volume	(1.4%)	1.0%	4.8%	(0.7%)	(4.9%)	2.5%	1.1%	(0.3%)	2.7%
Price	6.1%	2.0%	0.2%	1.7%	2.3%	4.1%	2.0%	2.5%	1.4%
Acquisition	6.8%	12.6%	2.9%	6.0%	7.2%	0.0%	0.0%	3.1%	0.0%
Divestiture	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Exchange	(9.8%)	7.8%	7.7%	13.1%	6.9%	1.6%	0.9%	5.4%	(6.1%)
Total Change in Net Sales	1.7%	23.3%	15.6%	20.2%	11.6%	8.2%	4.0%	10.7%	(1.9%)
Total Organic Growth (a)	4.7%	3.0%	5.0%	1.0%	(2.6%)	6.6%	3.1%	2.2%	4.1%

U.S. Foodservice:
Volume	(5.7%)	(5.5%)	(2.0%)	(2.8%)	(5.1%)	(0.9%)	1.2%	(1.8%)	(0.2%)
Price	3.9%	4.4%	2.4%	2.0%	2.3%	3.0%	2.0%	2.3%	2.6%
Acquisition	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Divestiture	(1.0%)	(0.4%)	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Exchange	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Total Change in Net Sales	(2.9%)	(1.5%)	0.4%	(0.7%)	(2.8%)	2.1%	3.3%	0.5%	2.4%
Total Organic Growth (a)	(1.8%)	(1.1%)	0.4%	(0.7%)	(2.8%)	2.1%	3.3%	0.5%	2.4%

Rest of World:
Volume	4.6%	2.3%	(4.5%)	4.4%	5.6%	10.1%	27.7%	11.9%	24.9%
Price	27.6%	23.1%	17.2%	27.9%	26.1%	20.1%	11.8%	21.5%	6.8%
Acquisition	0.2%	0.8%	0.0%	68.1%	76.6%	86.6%	75.5%	76.6%	0.0%
Divestiture	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Exchange	(5.2%)	(12.2%)	(24.6%)	2.5%	(1.1%)	(4.4%)	(3.9%)	(1.7%)	(15.1%)
Total Change in Net Sales	27.3%	14.0%	(11.9%)	102.9%	107.2%	112.4%	111.1%	108.3%	16.5%
Total Organic Growth (a)	32.2%	25.4%	12.7%	32.3%	31.7%	30.2%	39.5%	33.4%	31.7%

Total Heinz:
Volume	(1.2%)	(1.3%)	1.0%	(0.6%)	(2.8%)	0.5%	1.5%	(0.3%)	2.5%
Price	7.2%	3.4%	1.2%	3.7%	4.4%	4.2%	3.0%	3.8%	2.3%
Acquisition	2.0%	2.4%	0.6%	4.7%	5.0%	3.7%	3.1%	4.1%	0.0%
Divestiture	(0.2%)	(0.1%)	0.0%	0.0%	(0.6%)	(0.7%)	(0.7%)	(0.5%)	(0.6%)
Exchange	(6.6%)	0.5%	(0.5%)	7.2%	2.4%	(0.4%)	(1.4%)	1.8%	(5.6%)
Total Change in Net Sales	1.3%	4.9%	2.2%	15.0%	8.4%	7.3%	5.5%	8.9%	(1.5%)
Total Organic Growth (a)	6.0%	2.1%	2.2%	3.1%	1.6%	4.7%	4.5%	3.5%	4.8%

(a) Organic sales growth is a non-GAAP measure that excludes the impact of foreign currency exchange rates and acquisitions/divestitures.
** Fiscal 2012 had 2 extra business days compared to Fiscal 2011
(Totals may not add due to rounding)

H. J. Heinz Company
Operating Income by Segment

Continuing Operations

(In Millions)	2009	2010	2011	Q112	Q212	Q312	Q412	2012	Q113

Segment Operating Income/(Loss):
North American Consumer Products	$724.8	$771.5	$832.7	$190.8	$201.9	$227.3	$192.1	$812.1	$183.4
Europe	571.1	554.3	581.1	137.4	144.5	161.7	165.2	608.8	137.2
Asia / Pacific	182.5	195.3	221.6	61.2	40.0	54.0	51.1	206.3	72.8
U.S. Foodservice	121.5	136.5	183.4	32.5	34.9	50.3	52.1	169.8	36.7
Rest of World	52.3	69.2	53.4	32.3	32.1	18.4	22.3	105.1	31.0
Other:
Non-operating	(157.6)	(159.0)	(216.6)	(43.2)	(57.9)	(53.4)	(68.6)	(223.1)	(50.8)
Productivity initiatives (a)	-	(37.7)	-	(40.5)	(37.3)	(33.8)	(112.7)	(224.3)	-
Gain on property disposal in The Netherlands	-	15.0	-	-	-	-	-	-	-
Total Operating Income	$1,494.7	$1,545.2	$1,655.7	$370.5	$358.1	$424.5	$301.6	$1,454.7	$410.3

(a) In Fiscal 2010, includes costs associated with targeted workforce reductions and asset write-offs that were part of a corporation-wide initiative to improve productivity.
The asset write-offs in Fiscal 2010 related to two factory closures and the exit of a formula business in the U.K. In Fiscal 2012, includes charges related to global workforce reductions, factory exits and other implementation costs such as professional fees, contract termination and relocation costs for the establishment of the
European supply chain hub in the Netherlands and to improve global manufacturing efficiencies.

(Totals may not add due to rounding)

H. J. Heinz Company
Consolidated Balance Sheets

(In millions)	2009	2010	2011	2012	Q113

Current assets:
Cash and cash equivalents	$373.1	$483.3	$724.3	$1,330.4	$978.5
Trade receivables, net	881.2	794.8	1,039.1	815.6	848.7
Other receivables, net	290.6	250.5	226.0	177.9	187.3
Inventories	1,237.6	1,249.1	1,451.5	1,329.4	1,362.1
Prepaid expenses	125.8	130.8	159.5	174.8	205.5
Other current assets	36.7	142.6	153.1	54.1	76.6
Total current assets	2,945.0	3,051.1	3,753.5	3,882.2	3,658.7

Property, plant and equipment, net	1,978.3	2,091.8	2,505.1	2,484.1	2,405.5

Other non-current assets:
Goodwill	2,687.8	2,770.9	3,298.4	3,185.5	3,092.4
Trademarks, net	889.8	895.1	1,156.2	1,090.9	1,047.0
Other intangibles, net	405.4	402.6	442.6	407.8	392.5
Long-term restricted cash	192.7	-	-	39.3	39.3
Other non-current assets	565.2	864.2	1,074.8	893.4	884.5
Total other non-current assets	4,740.9	4,932.8	5,972.0	5,616.9	5,455.7
Total assets	$9,664.2	$10,075.7	$12,230.6	$11,983.3	$11,519.9

Current liabilities:
Short-term debt	$61.3	$43.9	$87.8	$46.5	$51.6
Portion of long-term debt due within one year	4.3	15.2	1,447.1	200.2	869.0
Trade payables	955.4	1,007.5	1,337.6	1,202.4	1,145.3
Other payables	157.9	122.0	162.0	146.4	138.9
Accrued marketing	233.3	288.6	313.4	303.1	294.2
Other accrued liabilities	576.7	667.7	715.1	647.8	548.1
Income taxes	73.9	30.6	98.3	101.5	96.7
Total current liabilities	2,062.8	2,175.4	4,161.5	2,648.0	3,143.8

Long-term liabilities:
Long-term debt	5,076.2	4,559.2	3,078.1	4,780.0	4,111.0
Deferred income taxes	345.7	665.1	897.2	817.9	803.9
Other non-current liabilities	900.3	727.6	786.7	812.8	797.8
Total long-term liabilities	6,322.2	5,951.9	4,762.1	6,410.8	5,712.8

Redeemable non-controlling interest	-	-	124.7	113.8	28.0

Equity:
Preferred stock	0.1	0.1	0.1	0.1	0.1
Common stock	107.8	107.8	107.8	107.8	107.8
Additional capital	737.9	657.6	629.4	594.6	619.0
Retained earnings	6,525.7	6,856.0	7,264.7	7,567.3	7,651.5

Less:
Treasury shares, at cost	4,881.8	4,750.5	4,593.4	4,666.4	4,668.6
Accumulated other comprehensive loss	1,269.7	979.6	299.6	844.7	1,129.4

Total H.J. Heinz Company shareholders'equity	1,219.9	1,891.3	3,109.0	2,758.6	2,580.4
Noncontrolling interest	59.2	57.2	73.5	52.2	54.9
Total equity	1,279.1	1,948.5	3,182.5	2,810.8	2,635.3
Total liabilities and equity	$9,664.2	$10,075.7	$12,230.6	$11,983.3	$11,519.9

The following are acquisitions (A) and divestitures (D) that occurred during the respective years:
Fiscal 2009: Benedicta (A- France), La Bonne Cuisine (A- New Zealand), Golden Circle (A- Australia) and Papillion (A- South Africa)
Fiscal 2010: Kabobs (D- U.S.), U.K. private label frozen desserts (D- U.K.), Appetizers And (D- U.S.), Arthur's Fresh (A- Canada)
Fiscal 2011: Foodstar (A-China) and Quero (A-Brazil)

(Totals may not add due to rounding)

H. J. Heinz Company
Consolidated Statements of Cash Flows

(In Millions)	2009 (a)(b)	2010 (a)(b)	2011(b)	2012(b)	Q113(b)

Cash Flows from Operating Activities
Net income	$938.0	$882.3	$1,005.9	$939.9	$264.7

Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	241.3	254.5	255.2	295.7	72.6
Amortization	40.1	48.3	43.4	47.1	11.9
Deferred tax provision/(benefit)	109.0	220.5	153.7	(94.8)	(26.6)
Other items, net	(225.2)	(404.1)	75.8	110.6	6.2
Changes in current assets and liabilities, excluding effects of acquisitions and divestitures:
Receivables (including proceeds from securitization)	(10.9)	121.4	(91.1)	171.8	(87.4)
Inventories	50.7	48.5	(80.8)	60.9	(71.7)
Prepaid expenses and other current assets	1.0	2.1	(1.7)	(11.6)	(29.0)
Accounts payable	(62.9)	(2.8)	233.3	(72.4)	(29.1)
Accrued liabilities	24.6	96.5	(60.9)	(20.0)	(78.0)
Income taxes	61.2	(5.1)	50.7	65.8	15.4
Cash provided by operating activities	1,166.9	1,262.2	1,583.6	1,493.1	49.0
Investing activities:
Capital expenditures	(292.1)	(277.6)	(335.6)	(418.7)	(84.2)
Proceeds from disposals of property, plant and equipment	5.4	96.5	13.2	9.8	10.5

Operating Free Cash Flow	880.2	1,081.0	1,261.2	1,084.2	(24.6)

Acquisitions, net of cash acquired	(293.9)	(11.4)	(618.3)	(3.3)	-
Proceeds from divestitures	13.4	18.6	1.9	3.8	5.7
Change in restricted cash	(192.7)	192.7	(5.0)	(39.1)	-
Sale of short-term investments	-	-	-	56.8	-
Other items, net	(1.2)	(5.4)	(5.8)	(11.4)	(5.4)
Cash (used for)/provided by investing activities	(761.2)	13.4	(949.6)	(402.0)	(73.4)
Financing activities:
Payments on long-term debt	(427.4)	(630.4)	(45.8)	(1,441.0)	(200.2)
Proceeds from long-term debt	853.1	447.1	229.9	1,912.5	192.3
(Payments)/proceeds from commercial paper and short-term debt, net	(483.7)	(427.2)	(193.2)	(42.5)	6.2
Dividends	(525.3)	(533.6)	(579.6)	(619.1)	(165.6)
Purchase of treasury stock	(181.4)	-	(70.0)	(201.9)	(18.0)
Exercise of stock options	264.9	67.4	154.8	82.7	12.5
Acquisition of subsidiary shares from noncontrolling interests	-	(62.1)	(6.3)	(54.8)	(80.1)
Other items, net	(16.5)	(9.1)	27.8	1.3	10.4
Cash used for financing activities	(516.3)	(1,147.9)	(482.5)	(362.8)	(242.5)
Effect of exchange rate changes on cash and cash equivalents	(133.9)	(17.6)	89.6	(122.1)	(85.0)
Net (decrease)/increase in cash and cash equivalents	(244.5)	110.1	241.1	606.1	(351.9)
Cash and cash equivalents at beginning of year	617.7	373.1	483.3	724.3	1,330.4
Cash and cash equivalents at end of year	$373.1	$483.3	$724.3	$1,330.4	$978.5

(a) Includes amounts from the Kabobs business that was discontinued in the second quarter of Fiscal 2010 and the U.K. private label frozen desserts and Appetizers And businesses which were discontinued in the third quarter of Fiscal 2010.
(b) Includes amounts from the U.S. Foodservice frozen desserts business that was discontinued in the first quarter of Fiscal 2013.

(Totals may not add due to rounding)